UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 6, 2007
Date of Report (Date of earliest event reported)

ITONIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52201	20-3885298
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

502 East John Street, Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

__________________________________________
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing bligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01         Entry Into a Material Definitive Agreement

Thomas Neal Roberts, Chief Executive Officer – Employment Agreement

On September 6, 2007, ITonis Inc. (“We” or the “Company”) finalized and entered into an employment agreement (the “Employment Agreement”) with Mr. Thomas Neal Roberts, our president, chief executive officer and chief financial officer and a director of the Company, with respect to his appointment as our chief executive officer. The Employment Agreement is dated as of September 1, 2007 (the “Effective Date”). The following summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K..

Mr. Roberts was appointed as a director of the Company and as president, chief executive officer, chief financial officer and secretary on July 2, 2007. Mr. Roberts appointment as our director and officer and the negotiation with Mr. Roberts regarding the finalization of his employment agreement with the Company were reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2007.

Pursuant to the terms of the Employment Agreement, Mr. Roberts will serve our chief executive officer and as chief executive officer of all of our subsidiaries. Mr. Roberts will perform such duties and responsibilities as our board of director’s may from time to time reasonably determine and assign as is customarily performed by persons in an executive position. A more detailed description of Mr. Robert’s job responsibilities is attached as Exhibit “A” to the Employment Agreement. Mr. Roberts will report directly to our board of directors. Mr. Roberts has agreed to devote, on an as-needed basis, all necessary time, energy, knowledge, skill and reasonably best efforts to the business of the Company, however, Mr. Roberts is permitted to have limited involvement with outside business ventures which do not conflict with the business of the Company. Mr. Roberts will be based in the Czech Republic.

In consideration for Mr. Robert’s services, we have agreed to:

  pay Mr. Roberts a base salary in the amount of $150,000 per year, less applicable payroll deductions and tax withholdings, payable in accordance with the then-current payroll policies of the Company during Mr. Roberts employment period, issue to Mr. Roberts up to 14,000,000 shares of common stock of the Company in a combination of option grants and share grants, pursuant to separate stock and option grant agreements to be executed between Mr. Roberts and the Company within 30 days from the Effective Date. It is anticipated that the exercise of any stock options and the grant of any stock awards will be subject to vesting based on the achievement of specified milestones based on the Company’s business plan. Negotiations regarding the stock and option grants and strike price are ongoing and are anticipated to be concluded by October 1, 2007. We will file an additional Current Report on Form 8-K disclosing these agreements once they have been concluded.

In addition, we have agreed to reimburse Mr. Roberts for all reasonable business expenses incurred by Mr. Roberts during the course of his employment.

The term of Mr. Robert’s employment shall commence from the Effective Date through to the third anniversary of the Effective Date and may be extended by mutual written agreement of the parties. We are entitled to terminate the Employment Agreement for cause, as defined in the Employment Agreement, which includes, without limitation, failure of Mr. Roberts to perform his material duties or a material breach of the material terms of the agreement by Mr. Roberts. We will be entitled to terminate the Employment Agreement without cause at any time after the first year of the Employment Agreement. If we terminate the Employment Agreement without cause or if Mr. Roberts terminates the Employment Agreement for “good reason”, as defined in the Employment Agreement, we will be obligated to pay to Mr. Roberts an amount equal to 90 days base salary, in addition to unpaid or accrued salary and bonus payments to the date of termination.

Lawrence Haber, Senior Vice President, General Counsel and Chief Administrative Officer – Employment Agreement

On September 6, 2007, ITonis Inc. (“We” or the “Company”) finalized and entered into an employment agreement (the “Employment Agreement”) with Mr. Lawrence Haber with respect to his employment as our senior vice-president, general counsel and chief administrative officer. The Employment Agreement is dated as of September 1, 2007 (the “Effective Date”). The following summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K..

Mr. Haber has also been appointed as our corporate secretary effective August 27, 2007.

Pursuant to the terms of the Employment Agreement, Mr. Haber will serve our senior vice-president, general counsel and chief administrative officer and as senior vice-president, general counsel and chief administrative officer of all of our subsidiaries. Mr. Haber will perform such duties and responsibilities as our chief executive officer may from time to time reasonably determine and assign as is customarily performed by persons in such an executive position. A more detailed description of Mr. Haber’s job responsibilities is attached as Exhibit “A” to the Employment Agreement. Mr. Haber will report directly to our chief executive officer. Mr. Haber has agreed to devote, on an as-needed basis, all necessary time, energy, knowledge, skill and reasonably best efforts to the business of the Company, however, Mr. Haber is permitted to continue his law practice and limited involvement with outside business ventures which do not conflict with the business of the Company. Mr. Haber will be based in Florida.

In consideration for Mr. Haber’s services, we have agreed to:

  pay Mr. Haber a base salary in the amount of $100,000 per year, less applicable payroll deductions and tax withholdings, payable in accordance with the then-current payroll policies of the Company during Mr. Haber employment period, issue to Mr. Haber up to 7,000,000 shares of common stock of the Company in a combination of option grants and share grants, pursuant to separate stock and option grant agreements to be executed between Mr. Haber and the Company within 30 days from the Effective Date. It is anticipated that the exercise of any stock options and the grant of any stock awards will be subject to vesting based on the achievement of specified milestones based on the Company’s business plan. Negotiations regarding the stock and option grants and strike price are ongoing and are anticipated to be concluded by October 1, 2007. We will file an additional Current Report on Form 8-K disclosing these agreements once they have been concluded.

In addition, we have agreed to reimburse Mr. Haber for all reasonable business expenses incurred by Mr. Haber during the course of his employment.

The term of Mr. Haber’s employment shall commence from the Effective Date through to the third anniversary of the Effective Date and may be extended by mutual written agreement of the parties. We are entitled to terminate the Employment Agreement for cause, as defined in the Employment Agreement, which includes, without limitation, failure of Mr. Haber to perform his material duties or a material breach of the material terms of the agreement by Mr. Haber. We will be entitled to terminate the

Employment Agreement without cause at any time after the first year of the Employment Agreement. If we terminate the Employment Agreement without cause or if Mr. Haber terminates the Employment Agreement for “good reason”, as defined in the Employment Agreement, we will be obligated to pay to Mr. Haber an amount equal to 90 days base salary, in addition to unpaid or accrued salary and bonus payments to the date of termination.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02          Compensatory Arrangements of Certain Officers

We have entered into employment agreements with each of the following officers of the Company, as described above in Item 1.01 of this Current Report on Form 8-K:

  Mr. Thomas Roberts, our president, chief executive officer and chief financial officer; and

  Mr. Lawrence Haber, our senior vice-president, general counsel, chief administrative officer and corporate secretary.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01           Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro forma Financial Information.

Not applicable.

(c)          Shell Company Transaction.

Not applicable.

(d)          Exhibits.

Exhibit	Description

10.1	Employment Agreement between the Company and Thomas Neal Roberts dated September 1, 2007

10.2	Employment Agreement between the Company and Lawrence Haber dated September 1, 2007

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITONIS INC.

Date: September 11, 2007	By:	/s/ Thomas N. Roberts

Thomas N. Roberts

President and Chief Executive Officer